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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported): September 30, 2000

                       THE DUN & BRADSTREET CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                    1-15967                     22-3725387
     (State or other            (Commission File               (IRS Employer
     jurisdiction of                Number)                 Identification No.)
     incorporation)

               ONE DIAMOND HILL ROAD
              MURRAY HILL, NEW JERSEY               07974
     (Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code: (908) 665-5000

                            THE NEW D&B CORPORATION
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. Other Events

     On December 15, 1999, the Board of Directors of old D&B (now known as Moody's Corporation) ("Old D&B") announced a preliminary decision to distribute to the holders of common stock of Old D&B (the "Distribution") all of the common stock of the Registrant. On September 8, 2000, the Board of Directors of Old D&B formally approved the Distribution and declared a dividend payable to each holder of record of Old D&B's common stock at the close of business on September 20, 2000 (the "Record Date") of one share of the Registrants's common stock for every two shares of Old D&B's common stock held by such holder at the close of business on the Record Date. Certificates representing shares of the Registrant's common stock were mailed to stockholders of Old D&B on or about October 2, 2000. Old D&B has received a ruling from the Internal Revenue Service to the effect that the Distribution will be tax-free to Old D&B and its stockholders.

     As a result of the Distribution, Old D&B has been separated into two independent publicly traded companies: the Registrant and Moody's Corporation.

     The Registrant is a Delaware corporation and is a leading worldwide provider of business information products and services as well as commercial receivables management services. In connection with the Distribution, the Registrant has changed its name from "The New D&B Corporation" to "The Dun & Bradstreet Corporation". Shares of the Registrant's common stock are listed on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "DNB".

     As a result of the Distribution, the global credit rating, research and risk management businesses of Old D&B remain with Old D&B, and in connection with the Distribution, Old D&B changed its name to "Moody's Corporation". Moody's Corporation common stock is listed on the NYSE under the symbol "MCO".

     As a result of the Distribution, Old D&B no longer has any ownership interest in the Registrant. In addition, the Registrant does not have any ownership interest in Old D&B.

     The Registrant and Old D&B have entered into certain agreements governing the relationship between the Registrant and Old D&B after the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution, including contingent liabilities relating to certain litigation. Forms of such agreements are filed as Exhibits 10.1 to 10.8 to this Form 8-K.

     Attached hereto as Exhibit 99.1 is the Information Statement dated as of September 20, 2000 (the "Information Statement") which Old D&B has sent to each of the record holders of its common stock as of the close of business on the Record Date. The Information Statement contains additional information regarding the Distribution and the Registrant. The following sections of the Information Statement are included in Exhibit 99.1:


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     Questions and Answers About The Distribution
     Information Statement Summary
     Forward-Looking Statements
     Risk Factors
     The Distribution
     Relationship Between The New D&B Corporation and Moody's
          Corporation After The Distribution
     Dividend Policies
     The New D&B Corporation Capitalization
     The New D&B Corporation Selected Financial Data
     The New D&B Corporation Management's Discussion and Analysis of
          Financial Condition and Results of Operations
     The New D&B Corporation Business
     The New D&B Corporation Management and Executive Compensation
     The New D&B Corporation Security Ownership By Certain Beneficial
          Owners and Management
     Financial Statements - The Dun & Bradstreet Corporation (pages F-2 to F-45 inclusive)
     Financial Statements - The New D&B Corporation (pages F-46 to F-48 inclusive)

     Attached hereto as Exhibit 99.2 is a press release of the Registrant dated October 2, 2000, in which the Registrant generally describes a program for the future development of its business that it refers to as its "Blueprint for Growth". Beginning on or about October 4, 2000, additional detail with respect to the Blueprint for Growth is expected to be available on the Registrant's web site: http://investor.dnb.com.

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ITEM 7. Financial Statements: Pro Forma Financial Statements and Exhibits

(b) Pro Forma Financial Information

     The information included in the section of the Information Statement entitled "The New D&B Corporation (Accounting Successor to D&B) Unaudited Consolidated Pro Forma Condensed Financial Statements" is incorporated herein by reference. Readers should note that notwithstanding the legal form of the Distribution described above, whereby Old D&B "spun-off" the Registrant, because of the relative significance of the Registrant's business to Old D&B, the Registrant is being treated as the "accounting successor" to Old D&B for financial reporting purposes.

(c) Exhibits


Exhibit No.    Description
-----------    -----------
3.1*           Restated Certificate of Incorporation, as amended effective
               October 1, 2000.

10.1* Distribution Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.2* Tax Allocation Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.3* Employee Benefits Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.4* Intellectual Property Assignments, dated as of September 1, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.5* Shared Transaction Services Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.6* Data Services Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.7* Transition Services Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).


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10.8*     Insurance and Risk Management Services Agreement, dated as of
          September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.9* Undertaking of the Registrant to Cognizant Corporation and ACNielsen Corporation.

10.10*    Undertaking of the Registrant to R.H. Donnelley Corporation.

23.1*     Consent of PricewaterhouseCoopers.

99.1*     Information Statement, dated September 20, 2000.

99.2*     Press Release, dated October 2, 2000.
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*         Filed herewith.



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                                   SIGNATURES

Pursuant in the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE DUN & BRADSTREET CORPORATION

                              By: /s/    David J. Lewinter
                                  -----------------------------
                                  Name:  David J. Lewinter
                                  Title: Vice President and
                                         Corporate Secretary



Date: October 3, 2000


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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
3.1*           Restated Certificate of Incorporation, as amended effective
               October 1, 2000.

10.1* Distribution Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.2* Tax Allocation Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.3* Employee Benefits Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.4* Intellectual Property Assignments, dated as of September 1, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.5* Shared Transaction Services Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.6* Data Services Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.7* Transition Services Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.8* Insurance and Risk Management Services Agreement, dated as of September 30, 2000, between Moody's Corporation (f.k.a. The Dun & Bradstreet Corporation) and the Registrant (f.k.a. The New D&B Corporation).

10.9* Undertaking of the Registrant to Cognizant Corporation and ACNeilsen Corporation.

10.10*         Undertaking of the Registrant to R.H. Donnelley Corporation.

23.1*          Consent of PricewaterhouseCoopers.

99.1*          Information Statement, dated September 20, 2000.

99.2*          Press Release, dated October 2, 2000.

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*Filed herewith.


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